 Exhibit 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2007		2006		2005		2004		2003		2002
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	37,357		79,687		47,676		21,309		15,870		13,215
Aggregate Principal Balance	$11,333,096,433.81		$23,238,362,814.74		$10,800,379,893.51		$4,683,672,539.14		$4,444,809,569.62		$2,876,598,305.59
Approximate Weighted Average Mortgage Interest Rate	7.09%		6.54%		6.20%		6.02%		5.79%		7.12%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	447	1.73%	5,094	9.88%	307	1.41%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	55	0.13%	568	0.80%	17	0.11%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	13	0.02%	248	0.29%	2	0.00%	82	0.47%	25	0.17%	0	0.00%
4.001 - 5.000%	15	0.04%	49	0.06%	144	0.32%	2,562	19.94%	1,577	12.17%	28	0.34%
5.001 - 6.000%	2,850	6.70%	2,680	3.01%	18,430	41.69%	6,177	33.57%	8,417	60.90%	886	10.52%
6.001 - 7.000%	18,237	47.02%	35,981	41.44%	22,272	48.76%	8,479	33.95%	3,990	21.68%	4,063	36.69%
7.001 - 8.000%	7,810	21.25%	27,501	33.60%	4,267	5.63%	2,436	7.79%	1,046	3.20%	6,256	40.53%
8.001 - 9.000%	7,116	21.81%	6,774	9.61%	1,931	1.81%	1,186	3.40%	788	1.81%	1,814	10.50%
9.001% or Greater	814	1.30%	792	1.32%	306	0.26%	387	0.87%	27	0.07%	168	1.42%

Approximate Weighted Average Original Term (in months)	364.76		362.63		348.88		344.95		349.91		339.59
Approximate Weighted Average Remaining Term (in months)	363.07		361.16		344.79		335.32		346.3		337.86
Approximate Weighted Average Loan-To-Value Ratio	71.73%		73.32%		71.33%		71.19%		73.55%		72.33%
Approximate Weighted Average Credit Score (2)	714.8		711.41		719.53		716.28		712.34		717.47
Minimum Credit Score (2)	416		515		407		404		443		558
Maximum Credit Score (2)	999		840		890		823		819		830

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	24,026	63.78%	51,205	64.58%	31,775	65.97%	14,490	68.78%	10,565	67.17%	8,644	67.15%
Duplex	2,164	6.06%	4,084	5.06%	2,785	5.76%	1,052	4.72%	528	2.75%	605	3.93%
Triplex	703	2.37%	1,091	1.59%	661	1.60%	298	1.41%	194	0.97%	454	2.92%
Fourplex	674	2.33%	1,069	1.56%	686	1.55%	382	1.75%	202	0.96%	541	3.42%
Townhouse	111	0.23%	384	0.44%	237	0.39%	243	0.74%	22	0.10%	12	0.09%
Low Rise Condominium - 1-3 Stories	3,262	7.10%	7,321	7.55%	3,730	6.62%	1,463	6.04%	1,349	6.98%	824	4.79%
Planned Unit Development	6,192	17.46%	13,753	18.18%	7,129	16.84%	3,204	15.89%	2,842	20.33%	1,973	16.85%
Housing Cooperative	45	0.08%	127	0.11%	234	0.32%	113	0.39%	91	0.26%	118	0.59%
Other	180	0.58%	653	0.93%	439	0.95%	64	0.28%	77	0.48%	44	0.28%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	11,063	28.39%	32,692	37.40%	21,773	43.32%	9,683	43.37%	6,444	41.41%	5,918	40.92%
Rate/Term Refinance	9,377	26.74%	13,113	17.80%	7,411	14.86%	4,642	23.17%	4,478	28.47%	3,649	30.74%
Cash Out Refinance	16,917	44.87%	33,882	44.80%	18,487	41.81%	6,970	33.45%	4,948	30.12%	3,648	28.34%
Other	0	0.00%	0	0.00%	5	0.02%	14	0.02%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	122	0.18%	305	0.21%	190	0.23%	136	0.37%	36	0.11%	41	0.26%
Alaska	18	0.03%	42	0.04%	27	0.05%	7	0.03%	6	0.02%	1	0.01%
Arizona	1,764	4.21%	4,553	4.85%	2,826	5.20%	1,162	4.48%	605	3.00%	269	1.81%
Arkansas	65	0.07%	256	0.15%	303	0.34%	29	0.07%	10	0.06%	39	0.15%
California	13,790	47.27%	25,195	44.50%	11,109	34.39%	5,097	35.10%	7,056	55.88%	3,637	37.48%
Colorado	765	1.64%	2,018	2.06%	1,694	3.26%	855	4.10%	677	3.70%	401	3.16%
Connecticut	379	1.05%	753	0.85%	475	1.00%	214	1.30%	127	0.96%	174	1.40%
Delaware	59	0.12%	145	0.14%	94	0.16%	24	0.09%	9	0.04%	10	0.06%
District Of Columbia	84	0.23%	136	0.21%	82	0.19%	37	0.24%	38	0.28%	31	0.29%
Florida	3,717	8.13%	8,525	8.96%	3,795	6.79%	1,556	5.66%	814	3.61%	853	4.71%
Georgia	538	0.95%	1,609	1.36%	993	1.53%	663	2.15%	399	2.16%	400	2.45%
Hawaii	184	0.71%	590	1.13%	320	1.05%	96	0.58%	25	0.13%	88	0.74%
Idaho	249	0.45%	465	0.40%	286	0.41%	146	0.35%	102	0.35%	78	0.38%
Illinois	1,444	3.33%	3,115	3.17%	1,940	3.61%	638	2.99%	303	1.64%	292	2.36%
Indiana	192	0.24%	446	0.23%	435	0.46%	114	0.33%	39	0.13%	89	0.50%
Iowa	71	0.08%	169	0.09%	164	0.17%	35	0.11%	10	0.03%	23	0.08%
Kansas	77	0.08%	322	0.20%	447	0.57%	72	0.25%	27	0.09%	113	0.45%
Kentucky	76	0.09%	231	0.13%	242	0.28%	67	0.17%	15	0.05%	55	0.25%
Louisiana	124	0.15%	253	0.15%	203	0.27%	87	0.28%	28	0.10%	157	0.74%
Maine	74	0.12%	210	0.17%	117	0.18%	55	0.19%	23	0.10%	62	0.36%
Maryland	831	2.25%	1,850	2.35%	927	2.09%	358	1.69%	285	1.59%	263	2.21%
Massachusetts	745	1.97%	1,460	1.86%	869	2.12%	542	3.31%	235	1.47%	461	4.10%
Michigan	639	1.05%	1,717	1.24%	1,175	1.67%	220	0.82%	220	0.85%	322	1.72%
Minnesota	396	0.80%	978	0.90%	708	1.27%	364	1.54%	80	0.41%	194	1.30%
Mississippi	53	0.06%	88	0.05%	10	0.01%	4	0.01%	6	0.02%	38	0.18%
Missouri	317	0.52%	1,106	0.70%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%
Montana	64	0.11%	143	0.14%	232	0.44%	56	0.16%	43	0.13%	45	0.26%
Nebraska	49	0.05%	135	0.07%	192	0.22%	26	0.07%	10	0.04%	11	0.05%
Nevada	873	2.09%	1,949	2.36%	831	1.84%	1,108	4.93%	211	0.99%	288	1.72%
New Hampshire	104	0.21%	371	0.37%	313	0.62%	135	0.56%	41	0.22%	104	0.63%
New Jersey	1,041	2.77%	2,264	2.94%	1,256	2.98%	472	2.52%	318	2.03%	374	2.98%
New Mexico	164	0.31%	478	0.38%	431	0.64%	195	0.65%	58	0.24%	99	0.55%
New York	1,646	5.47%	2,891	4.36%	2,461	6.74%	822	5.56%	776	4.70%	687	6.31%
North Carolina	404	0.72%	1,152	0.88%	783	1.10%	354	1.31%	334	1.58%	202	1.33%
North Dakota	18	0.02%	31	0.02%	46	0.04%	8	0.02%	1	0.00%	6	0.02%
Ohio	318	0.44%	1,047	0.60%	977	1.19%	263	0.73%	127	0.40%	381	1.56%
Oklahoma	78	0.10%	256	0.14%	213	0.21%	101	0.27%	37	0.11%	48	0.21%
Oregon	1,024	2.12%	1,492	1.49%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%
Pennsylvania	500	0.75%	984	0.73%	892	1.21%	301	1.06%	195	0.80%	482	2.28%
Rhode Island	99	0.21%	325	0.34%	175	0.32%	66	0.30%	27	0.14%	133	0.71%
South Carolina	170	0.37%	513	0.40%	288	0.46%	182	0.74%	105	0.55%	84	0.57%
South Dakota	23	0.03%	99	0.06%	209	0.24%	5	0.01%	5	0.01%	10	0.04%
Tennessee	169	0.24%	533	0.37%	461	0.54%	128	0.38%	101	0.38%	155	0.74%
Texas	1,176	1.72%	2,989	1.97%	2,447	3.11%	1,370	3.54%	394	1.62%	623	3.28%
Utah	395	0.85%	774	0.72%	530	0.81%	273	0.92%	213	0.99%	172	0.99%
Virginia	714	1.93%	1,759	2.44%	877	2.27%	346	1.83%	255	1.62%	310	2.63%
Vermont	28	0.05%	82	0.07%	63	0.11%	54	0.20%	5	0.01%	15	0.08%
Washington	1,362	3.40%	2,316	2.63%	1,670	3.29%	1,271	4.24%	800	4.17%	430	3.18%
Wisconsin	116	0.18%	436	0.31%	423	0.61%	148	0.45%	57	0.19%	59	0.30%
West Virginia	31	0.04%	76	0.06%	46	0.07%	13	0.03%	8	0.01%	20	0.06%
Wyoming	18	0.02%	55	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.